UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2019

Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.

LIFE STORAGE LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Life Storage, Inc.:

Emerging growth company  ☐

Life Storage LP:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Life Storage, Inc.  ☐

Life Storage LP  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2019, David L. Rogers retired as Chief Executive Officer of Life Storage, Inc. (the “Company”) and Joseph V. Saffire succeeded Mr. Rogers as Chief Executive Officer of the Company. Mr. Rogers’ status as a director of the Company remains unchanged. Mr. Rogers’ retirement and Mr. Saffire’s appointment as his successor had been previously announced by the Company on September 12, 2018.

Mr. Saffire, age 49, has served as Chief Investment Officer of the Company since November 1, 2017. Prior to joining the Company, Mr. Saffire served as Executive Vice President and Head of Commercial Banking of First Niagara Bank from April 2014 until September 2016 and served as an Executive Vice President and Head of Global Banking for Europe, the Middle East and Africa of Wells Fargo Bank from 2012 to 2014. Prior to 2012, Mr. Saffire served in various management capacities for over 20 years with HSBC Bank, including serving as Chief Operating Officer and Head of International Corporate and Commercial Banking from 2010 to 2012 and Executive Vice President and Regional President - Corporate and Commercial Banking from 2007 to 2010.

In connection with Mr. Saffire’s appointment as Chief Executive Officer his annual salary has been changed to $525,000 effective March 1, 2019. The other terms of his employment remain unchanged. The Company and Mr. Saffire entered into a letter agreement related to the foregoing which is included herein as Exhibit 10.1, which exhibit is incorporated by reference.

The law firm of Phillips Lytle LLP has represented the Company since its inception and is currently representing the Company and various joint ventures in which the Company has an ownership interest. Mr. Frederick G. Attea, a partner of Phillips Lytle LLP, married Mr. Saffire’s mother-in-law in September 2017. Phillips Lytle LLP’s legal fees for services rendered to the Company and to the various joint ventures in which the Company has an ownership interest totaled $2,108,141 in 2018.

Item 7.01	Regulation FD Disclosure.

On February 28, 2019, the Company issued a press release with respect to the matters set forth herein, a copy of which press release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Letter Agreement between Joseph V. Saffire and Life Storage, Inc.

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: March 1, 2019

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

LIFE STORAGE LP

Date: March 1, 2019	By: LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer